FREMONT SMALL BUSINESS LOAN MASTER TRUST
FREMONT FINANCIAL CORPORATION - AS SERVICER
PAYMENT DATE STATEMENT

SETTLEMENT PERIOD:  DEC-98         PAYMENT DATE:  1/15/99
AS OF THE RECORD DATE:
Series C Invested Amount ..................................................     $  135,000,000
Series C Pool Factor ......................................................     1.000000000000

Series D (Class A and B) Invested Amount ..................................     $  109,260,000
Series D (Class A and B) Pool Factor ......................................     1.000000000000

Subordinated Series 1995-1 Invested Amount ................................     $   30,000,000
Subordinated Series 1995-1 Pool Factor ....................................     1.000000000000

Variable Funding Certificate (VFC) Invested Amount ........................     $   25,000,000

FOR THE SETTLEMENT PERIOD:                                                                         PER $1,000
                                                                                                   ----------
Gross Collections for the Settlement Period ...............................     $  268,436,471     $   897.00
Defaulted Amount for the Settlement Period ................................           (320,000)         (1.07)
Recoveries for the Settlement Period ......................................                  0           0.00

CERTIFICATE/FEE DISTRIBUTION ON: 1/15/99

     Interest on the Series C Certificates ................................     $   683,023.39     $     2.28
     Interest on the Series D - Class A Certificates ......................         496,471.03           1.66
     Interest on the Subordinated Series 1995-1 Certificates ..............         167,541.31           0.56
     Interest on the Series D - Class B Certificates ......................          50,119.64           0.17
     Principal of the Series C Certificates ...............................               0.00           0.00
     Principal of the Series D - Class A Certificates .....................               0.00           0.00
     Principal on the Subordinated Series 1995-1 Certificates .............               0.00           0.00
     Principal of the Series D - Class B Certificates .....................               0.00           0.00
     Servicing Fee ........................................................         582,723.70           1.95
                                                                                --------------     ----------
                         Total of distributions ...........................     $ 1,979,879.07     $     6.62
                                                                                ==============     ==========
VFC ACTIVITY FOR THE DECEMBER 1998 SETTLEMENT PERIOD:
     Beginning principal of the Variable Funding Certificate ..............     $38,000,000.00
     Principal from the Variable Funding Certificateholder ................      15,000,000.00
     Principal to the Variable Funding Certificateholder ..................     (28,000,000.00)
                                                                                --------------
     Ending principal of the Variable Funding Certificate .................     $25,000,000.00
                                                                                ==============

     Interest for the Settlement Period for the VFC .......................     $   126,262.49     $    0.42
     Liquidity Fees for the Settlement Period for the VFC .................          17,732.61          0.06
                                                                                --------------     ----------
     Total VFC Interest and Liquidity Fees for the Settlement Period ......     $   143,995.10     $    0.48
                                                                                ==============     ==========
AS OF THE END OF THE DECEMBER 1998 SETTLEMENT PERIOD:
Subordinated Amounts:
    Series C Certificates .................................................     $   31,666,667
    Series D - Class A Certificates .......................................     $   23,456,790
    Variable Funding Certificate  (VFC) ...................................     $    5,864,198
Aggregate Subordinated Transferor Amount ..................................     $   38,886,893

Cash Collateral Account balance ...........................................     $            0
Collection Account balance ................................................     $    2,068,000
Excess Funding Account balance ............................................     $    5,000,000

  -   Amounts per $1,000 are in relation to the aggregated Invested Amount (Series C and D, the VFC and Subordinated Series
      1995-1) as of the Record Date.
  -   Interest is for the Interest Accrual Period ending January 14th.
  -   The Series C Certificate Rate was 5.87547% for this Interest Accrual Period.
  -   The Series D - Class A Certificate Rate was 5.76547% for this Interest Accrual Period.
  -   The Subordinated Series 1995-1 Certificate Rate was 6.48547% for this Interest Accrual Period.
  -   The Series D - Class B Certificate Rate was 6.28547% for this Interest Accrual Period.